SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 28, 2004

                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

VSE CORPORATION


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit
              Number
              ------
               99.1 News Release, October 28, 2004 entitled "VSE Reports Third Quarter 2004 Results"

Item 12.  Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 is a copy of the Registrant's news release dated October 28, 2004 announcing the consolidated financial results for the three- and nine-month periods ended September 30, 2004.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  October 29, 2004
                                         /s/ T. R. Loftus
                                         -------------------------------
                                         T. R. Loftus
                                         Senior Vice President and
                                         Chief Financial Officer